Semiannual Report

                                  NEW ERA FUND
                                  JUNE 30, 2002


[LOGO]
T. ROWE PRICE (R)

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
New Era Fund

..    The broad stock indexes fell as the economic recovery lost momentum and corporate misconduct made headlines.

..    Your fund posted modestly positive returns for the six months and year ended June 30, outpacing the S&P 500 and its Lipper peer group for both periods.

..    Our emphasis on natural resource stocks served us well in a difficult market environment.

..    The economic recovery is under way, but it will take time to restore investor confidence.

REPORTS ON THE WEB

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account at www.troweprice.com for more information.

                               FELLOW SHAREHOLDERS

The stock market fell sharply in the first half of the year, as the pace of recovery in corporate profits appeared to lag and daily headlines of accounting fraud undermined investor confidence. Profit margins appeared to be near cyclical lows at the beginning of the year, but it now seems that creative bookkeeping had bolstered them, and thus valuations were still too high. Consumer confidence also eroded due to the slow pace of the recovery, the spate of corporate failures, domestic security issues, and concerns of escalating tensions in the Middle East. In this difficult environment, your fund benefited both from strength in the natural resources arena and from investing in companies with real assets and honest management.

The fund generated a return of 5.89% for the six months ended June 30, 2002, and 3.63% for the 12 months, outperforming the S&P 500 Index during both periods by a wide margin. Virtually all of the resource sectors in which the fund invests outperformed the broader market. Our higher weightings in base and precious metals and real estate stocks, along with a lower emphasis on integrated natural gas stocks such as Enron, helped us to outperform our direct competitors as represented by the Lipper Natural Resources Funds Index. (We are replacing the Lipper Natural Resources Funds Average with the Lipper index to be consistent with other T. Rowe Price stock funds that use Lipper indexes as their benchmarks. The Lipper Natural Resources Funds Average returned 5.46% and -0.97% for the 6- and 12-month periods ended June 30, respectively.)


PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 6/30/02                                  6 Months        12 Months
--------------------------------------------------------------------------------
New Era Fund                                              5.89%           3.63%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                     -13.16          -17.99
--------------------------------------------------------------------------------
Lipper Natural Resources
Funds Index                                               3.26           -2.16
--------------------------------------------------------------------------------

ECONOMIC REVIEW

The economy rebounded strongly in the first quarter of 2002 because of inventory liquidation and improved productivity. Consumers continued to be the driving force behind the recovery, though the weakness in the stock market and lingering concerns about terrorism and corporate misdeeds have recently begun to take their toll. Robust productivity improvement, along with growth in hours worked and incomes, are positive signs pointing toward improving corporate profits, but capital spending -- while growing in the first half -- remains at low levels and needs to revive further to put steam into the recovery. Corporations are still more concerned with rebuilding liquidity on their balance sheets than spending aggressively for growth.

THE WEAKER DOLLAR HAS BEGUN TO STIMULATE EXPORTS AND SHOULD ALLOW GREATER PRICING POWER FOR DOMESTICALLY PRODUCED GOODS.

The Fed has been reluctant to boost rates given the weakness in certain sectors of the economy. The dollar fell against other currencies, reflecting some loss of confidence in America's corporate governance and concerns about the true quality of earnings growth during the 1995 to 2000 boom period. The twin trade and federal budget deficits have also undermined the confidence of foreign investors. However, the weaker dollar has begun to stimulate exports and should allow greater pricing power for domestically produced goods.

The price of oil remains stubbornly high due to Middle East uncertainties and the effectiveness of OPEC's production restraints, but it is unlikely to provide further impetus to inflation. Other commodity prices are beginning to rise, but their overall effect on the inflation rate is small, and given the high unemployment rate, wage inflation is modest. However, many of the influences that kept inflation at bay during the past decade -- budget surpluses, a strong dollar, deregulation, and free trade -- are in the process of reversing, resulting in a tendency toward higher inflation. Increased defense and domestic security expenditures have renewed deficit spending, and the apparent failures of deregulation in the telecommunications and power industries are leading to reregulation and, ultimately, higher prices. Free trade has come under attack, with the U.S. instituting steel and lumber tariffs along with farm subsidies, potentially stanching the powerful influence globalization has had on lowering the cost of goods and services traded worldwide.

European economies remain largely in the doldrums, but with some signs of life appearing in industrial production. In the Far East, some early signs of recovery have appeared, with China leading the way and seeking to replace the economic influence of both Japan and the U.S. South Korea and India appear to be growing once again, but Japan is still mired in recession. Net exports have rebounded sharply in Japan, and overall industrial production has shown some improvement, but the strengthening yen threatens to dampen that recovery. Russia is finally showing signs of life under the Putin regime as oil prices have bolstered the economy and some Western-style reforms have taken hold, encouraging investment flows into that country. The financial problems in Argentina and political problems in Venezuela have created a difficult environment in South America, particularly for Brazil. Consequently, adequate Western capital has not been flowing into the region to help stabilize those economies.

While the prices of oil and natural gas have declined from their peaks, they remain well above the historical averages. In the case of oil, this has been due to the greater effectiveness of OPEC and a risk premium based on tensions in the Middle East and the possibility of the U.S. invading Iraq. Domestic natural gas prices have remained high despite burgeoning storage inventory because the industry's lack of reinvestment has eroded productive capacity. Higher energy prices have provided strong cash flows to the industry and attractive economic returns for exploration and development activities by integrated oil companies and independent producers. The energy service industry should be a prime beneficiary of the higher spending that will ultimately result from this environment. So far, however, oil companies have shown financial discipline and not assumed that the current high energy prices are sustainable, causing a relatively low reinvestment rate for development of new production capacity. Refiners have had a particularly tough environment as the high cost of crude oil, excessive heating oil inventories, and stagnant demand for products other than gasoline have kept profit margins under pressure.

PORTFOLIO REVIEW

Energy and precious metals stocks were the major contributors to the fund's positive performance during the year to date, with significant contributions from base metals, forest products and paper, and real estate. The top contributors to the fund's performance demonstrate the value of diversification: They included Devon Energy, an independent oil and gas producer, along with two base metals companies, Phelps Dodge and Inco, and a precious metals producer, Newmont Mining. While Schlumberger, a major holding in energy services, declined more than the market, other investments in the sector, notably Hydril and Smith International, outperformed, and our heavy weighting in the industry served the fund well. El Paso Corporation was the largest performance detractor. As a competitor of Enron, its poor showing reflected the industry's financial and credibility issues, but the company remains healthy and we expect it to capture market share as its rivals suffer.


[PIE CHART]

INDUSTRY DIVERSIFICATION

Forest Products          6%
Precious Metals          5%
Metals and  Mining      10%
Energy                  56%
Diversified Resources    7%
Building and Real Estate 5%
Reserves and Other       7%
Non-resources            4%

Based on net assets as of 6/30/02.

Our research led us to take a positive view of the fertilizer industry. We believe that the agricultural economy should recover from factors that have depressed it for several years: the strong dollar, weak demand from the Far East, and a string of exceptional harvests domestically that has hurt crop prices and farm income and led to weak demand for fertilizer and low margins for producers. The fund took new positions in Agrium, a leading domestic producer of nitrogen fertilizer, and Potash Corp./Saskatchewan, the largest North American potash producer.

We also bought Premcor, an independent refining company, managed by an able team with a history of successfully building a large independent refiner, Tosco, which was ultimately sold to Phillips Petroleum. Another addition, Wheaton River Minerals, is a gold-mining company. We are familiar with the company's management and principal investors through prior investments in the precious metals sector. The fund once again purchased a significant position in Great Lakes Chemical, a chemical company with products largely based on its resources of bromine. We largely restored our emphasis on coal stocks with purchases of Arch Coal and Massey Energy, which we had successfully traded over the last year. We also continued to build the energy service position, particularly in the drilling sector, based on our belief that a multiyear cycle is in its early stages.

OUTLOOK

Investors are facing a crisis in confidence that must be overcome for a sustainable recovery in the stock market and economy. With most boards of directors now demanding a reexamination of last year's audits, more discrepancies are likely to be reported by mid-August. However, once the process is complete, investors are no longer buffeted by further revelations, and tougher regulations are in place, confidence should rise again. Further, corporate profits should now be demonstrating year-over-year growth for at least the next year, and GDP should resume growing at a 3% clip in the second half of this year, bolstering the outlook for market fundamentals.

Inflationary forces are likely to increase in significance during the next business cycle as many of the deflationary factors of the last several years are either reversing or their influence is waning. The impact of globalization will persist, but a weaker dollar, the twin deficits of trade and the budget, a greater government role in business, and the rebuilding of some trade barriers will result in rising costs and prices. Even the Federal Reserve is likely to tolerate some modest acceleration in inflation in order to allow companies to regain a measure of pricing power and thus profitability. The natural resources stocks that your fund invests in typically perform well during periods of rising inflation.


Respectfully submitted,

/S/ Charles M. Ober

Charles M. Ober
President and chairman of the Investment Advisory Committee

July 20, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

5

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T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                      Percent of
                                                                      Net Assets
                                                                         6/30/02
--------------------------------------------------------------------------------
Exxon Mobil                                                                4.2%
Wal-Mart                                                                   3.8
Royal Dutch Petroleum                                                      3.0
Phelps Dodge                                                               2.5
ChevronTexaco                                                              2.5
--------------------------------------------------------------------------------
Total Fina                                                                 2.5
Ocean Energy                                                               2.4
BP                                                                         2.2
Baker Hughes                                                               2.1
Schlumberger                                                               2.0
--------------------------------------------------------------------------------
Marathon Oil                                                               2.0
Murphy Oil                                                                 2.0
Anadarko Petroleum                                                         1.9
Devon Energy                                                               1.8
BJ Services                                                                1.8
--------------------------------------------------------------------------------
Newmont Mining                                                             1.7
Amerada Hess                                                               1.6
Smith International                                                        1.6
El Paso Corporation                                                        1.5
Diamond Offshore Drilling                                                  1.5
--------------------------------------------------------------------------------
Inco                                                                       1.5
Cooper Cameron                                                             1.4
Barrick Gold                                                               1.3
W-H Energy Services                                                        1.3
Unocal                                                                     1.3
--------------------------------------------------------------------------------
Total                                                                     51.4%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.


6

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T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size


6 Months Ended 6/30/02

Ten Largest Purchases                   Ten Largest Sales
--------------------------------------------------------------------------------
El Paso Corporation                     Packaging Corp of America
-------------------------------         --------------------------------------
Potash Corp./Saskatchewan *             Mitchell Energy & Development ***
-------------------------------         --------------------------------------
Agrium *                                Niagara Mohawk ****
-------------------------------         --------------------------------------
Great Lakes Chemical *                  Marathon Oil
-------------------------------         --------------------------------------
Smurfit-Stone Container                 USX-U.S. Steel Group **
-------------------------------         --------------------------------------
Wheaton River Minerals *                BP
-------------------------------         --------------------------------------
Premcor *                               Meridian Gold **
-------------------------------         --------------------------------------
Conoco                                  Monsanto **
-------------------------------         --------------------------------------
FMC Technologies                        Inco
-------------------------------         --------------------------------------
Arch Coal                               Kinder Morgan Management **
-------------------------------         --------------------------------------

   * Position added
  ** Position eliminated
 *** Merged into Devon Energy
**** Eliminated due to merger

7

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T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------





PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


                                    [GRAPH]

NEW ERA FUND
--------------------------------------------------------------------------------
As of 6/30/02

New Era Fund $27,762
S&P 500 Index $29,511
Lipper Natural Resources Funds Index $25,796

                                  S&P             Lipper               New Era
                               --------          --------             --------
  6/30/92                       10,000            10,000               10,000
     6/93                       11,363            12,102               11,147
     6/94                       11,522            11,958               11,969
     6/95                       14,527            13,213               14,030
     6/96                       18,304            16,487               16,668
     6/97                       24,655            19,914               20,667
     6/98                       32,092            20,904               21,432
     6/99                       39,395            21,473               22,633
     6/00                       42,249            25,674               24,027
     6/01                       35,983            26,367               26,791
     6/02                       29,511            25,796               27,762


AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 6/30/02                 1 Year   3 Years    5 Years   10 Years
--------------------------------------------------------------------------------
New Era Fund                          3.63%     7.05%      6.08%     10.75%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

8

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T. ROWE PRICE NEW ERA FUND

--------------------------------------------------------------------------------
Unaudited

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                      6 Months      Year
                                         Ended     Ended
                                       6/30/02  12/31/01  12/31/00  12/31/99  12/31/98 12/31/97

NET ASSET VALUE
Beginning of period                    $ 22.24   $ 24.30  $ 21.80   $ 19.78   $ 25.95   $ 26.06
Investment activities
  Net investment
  income (loss)                           0.11      0.27     0.31      0.30      0.37      0.40
  Net realized and
  unrealized gain (loss)                  1.20     (1.38)    3.99      3.84     (2.97)     2.40

  Total from
  investment activities                   1.31     (1.11)    4.30      4.14     (2.60)     2.80
Distributions
  Net investment income                      -     (0.27)   (0.29)    (0.30)    (0.40)    (0.37)
  Net realized gain                          -     (0.68)   (1.51)    (1.82)    (3.17)    (2.54)

  Total distributions                        -     (0.95)   (1.80)    (2.12)    (3.57)    (2.91)

NET ASSET VALUE
End of period                          $ 23.55   $ 22.24  $ 24.30   $ 21.80   $ 19.78   $ 25.95
                                       ----------------------------------------------------------


------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------
Total return(.)                           5.89%    (4.35)%  20.37%    21.22%    (9.88)%   10.96%
Ratio of total expenses to
average net assets                        0.71%+    0.72%    0.72%     0.74%     0.75%     0.74%
Ratio of net investment
income (loss) to average
net assets                                0.94%+    1.11%    1.29%     1.29%     1.27%     1.33%
Portfolio turnover rate                   14.1%+    17.9%    28.5%     32.5%     23.1%     27.5%
Net assets, end of period
(in millions)                          $ 1,136   $ 1,070  $ 1,195   $ 1,082   $   999   $ 1,493

(.) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized

The accompanying notes are an integral part of these financial statements.

9

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T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2002

STATEMENT OF NET ASSETS                                 Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands
COMMON STOCKS 97.0%
NATURAL RESOURCE-RELATED 92.7%

Building and Real Estate 5.0%

AMB Property, REIT                                        250,000        $ 7,750
Archstone-Smith Trust, REIT                               259,000          6,915
Boston Properties, REIT                                   120,000          4,794
Camden Property Trust, REIT                               178,100          6,595
Catellus Development *                                    310,000          6,330
Cousins Properties, REIT                                  176,000          4,358
Equity Office Properties, REIT                             88,441          2,662
Rouse, REIT                                               320,000         10,560
Simon Property Group, REIT                                186,400          6,867
                                                                          56,831
                                                                        --------
Forest Products 5.9%

Bowater                                                   166,000          9,025
International Paper                                       175,000          7,626
Kimberly-Clark                                            130,000          8,060
MeadWestvaco                                              150,000          5,034
Packaging Corp of America *                               619,200         12,316
Potlatch                                                  300,000         10,206
Smurfit-Stone Container *                                 390,565          6,023
Temple-Inland                                              60,000          3,472
Weyerhaeuser                                               85,000          5,427
                                                                          67,189
                                                                        --------
Integrated Petroleum - Domestic 9.2%

Amerada Hess                                              220,000         18,150
Conoco                                                    400,000         11,120
Kerr-McGee                                                170,000          9,103
Marathon Oil                                              840,000         22,781
Murphy Oil                                                270,000         22,275
Occidental Petroleum                                      200,000          5,998
Unocal                                                    402,300         14,861
                                                                         104,288
                                                                        --------
Integrated Petroleum - International 15.1%
BP ADR                                                    494,800         24,983
ChevronTexaco                                             325,500         28,807

10

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T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


                                                        Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Exxon Mobil                                             1,160,000       $ 47,467
Norsk Hydro ADR                                            68,700          3,306
Petroleo Brasileiro (Petrobras) ADR                       270,000          5,092
Royal Dutch Petroleum ADR                                 618,400         34,179
TotalFina ADR                                             346,148         28,003
                                                                         171,837
                                                                       ---------
Refining & Marketing 0.3%

Premcor *                                                 120,000          3,086
                                                                           3,086
                                                                       ---------
Petroleum Exploration and Production 12.8%

Anadarko Petroleum                                        445,000         21,938
BG Group (GBP)                                          2,300,000         10,012
Burlington Resources                                      385,000         14,630
Canadian Natural Resources (CAD)                          140,000          4,795
Devon Energy                                              421,100         20,752
Encore Aquisition *                                       384,100          6,626
EOG Resources                                             350,000         13,895
Forest Oil *                                               65,000          1,848
Newfield Exploration *                                    100,000          3,717
Nexen                                                     200,000          5,470
Noble Energy                                              130,000          4,686
Ocean Energy                                            1,247,800         27,040
Pioneer Natural Resources Co *                            100,000          2,605
Westport Resources *                                      175,000          2,870
XTO Energy                                                200,000          4,120
                                                                         145,004
                                                                       ---------
Energy Services 17.2%

Baker Hughes                                              716,000         23,836
BJ Services *                                             588,400         19,935
Cooper Cameron *                                          321,800         15,581
Diamond Offshore Drilling                                 600,000         17,100
FMC Technologies *                                        245,000          5,086
GlobalSantaFe                                             160,000          4,376
Halliburton                                               470,000          7,492
Helmerich & Payne                                          40,000          1,429
Hydril *                                                  510,100         13,671
Key Energy Services *                                     500,000          5,250
Noble Drilling *                                           45,800          1,768

11

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T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


                                                        Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Schlumberger                                              500,000       $ 23,250
Smith International *                                     261,000         17,798
Technip Coflexip ADR                                       97,632          2,587
Tidewater                                                 265,000          8,724
Transocean Sedco Forex                                    400,000         12,460
W-H Energy Services *                                     683,500         15,146
                                                                         195,489
                                                                       ---------
Precious Metals 4.7%

Barrick Gold                                              802,033         15,231
Lihir Gold (AUD) *                                      4,628,000          3,492
Newmont Mining                                            741,509         19,524
Placer Dome                                               956,950         10,727
Wheaton River Minerals Limited
  Special Warrants
  (represents 1 common and 0.5 warrant) (CAD) *++       5,020,000          4,373
                                                                          53,347
                                                                       ---------
Non-ferrous Metals 3.9%

Bougainville Copper (AUD)                               2,030,829            194
Inco *                                                    654,000         14,807
Phelps Dodge                                              702,300         28,935
                                                                          43,936
                                                                       ---------
Diversified Metals 5.2%

Alcoa                                                     431,600         14,308
Allegheny Technologies                                    492,000          7,774
Companhia Vale do Rio Doce ADR
  (1 ADR represents 1 common stock) *                      24,480            677
  (1 ADR represents 1 preferred A share)                  160,000          4,152
Corus (GBP) *                                          10,100,000         12,935
Nucor                                                      72,000          4,683
Rio Tinto (GBP)                                           800,000         14,673
                                                                          59,202
                                                                       ---------
Chemicals 4.2%

3M                                                         40,000          4,920
Dow Chemical                                              370,000         12,721
DuPont                                                    215,076          9,549
Great Lakes Chemical                                      383,000         10,146
Hercules *                                                400,000          4,640
Pall                                                      300,000          6,225
                                                                          48,201
                                                                       ---------

12

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T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


                                                        Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Diversified Resources 7.2%

Agrium                                                  1,175,000       $ 11,045
Arch Coal                                                 570,000         12,945
Burlington Northern Santa Fe                              200,000          6,000
Cleveland-Cliffs                                          280,000          7,728
Delta Pine & Land                                         400,000          8,040
Massey Energy                                             411,000          5,220
Peabody Energy                                            150,000          4,245
Penn Virginia                                             170,000          6,626
Potash Corp./Saskatchewan                                 200,000         13,340
Waste Management                                          250,000          6,512
                                                                          81,701
                                                                       ---------
Miscellaneous 0.5%

Ryder System                                              220,000          5,960
                                                                           5,960
                                                                       ---------
Gas Transmission & Distribution 1.5%

El Paso Corporation                                       850,000         17,518
---------------------------------                      ----------      ---------
                                                                          17,518
                                                                       ---------
Total Natural Resource-Related                                         1,053,589
                                                                       ---------
CONSUMER AND SERVICE 3.8%

Merchandising 3.8%

Wal-Mart                                                  790,000         43,458
Total Consumer and Service                                                43,458
                                                                       ---------
Total Miscellaneous Common Stocks 0.5%                                     5,419

Total Common Stocks (Cost $ 738,252)                                   1,102,466
                                                                       ---------
CONVERTIBLE PREFERRED STOCKS 0.0%

Western Water (Series C) *                                  2,259            117
Total Convertible Preferred Stocks (Cost $ 2,000)                            117
                                                                       ---------
CONVERTIBLE BONDS 0.2%

Inco, 5.75%, 7/1/04                                   $ 2,000,000          2,022
Total Convertible Bonds (Cost $ 1,911 )                                    2,022
                                                                       ---------

13

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T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


                                                        Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands
CORPORATE BONDS 0.3%

Potlatch, Sr. Sub. Notes, 10.00%, 7/15/11             $ 2,700,000        $ 2,943
Total Corporate Bonds (Cost $2,700)                                        2,943
                                                                        --------
SHORT-TERM INVESTMENTS 2.4%

Money Market Funds 2.4%

T. Rowe Price Reserve Investment Fund, 1.95% #         27,567,974         27,568
Total Short-Term Investments (Cost $ 27,568)
                                                                          27,568
                                                                        --------
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T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


                                                                           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Total Investments in Securities

99.9% of Net Assets (Cost $ 772,431)                                $ 1,135,116
Other Assets Less Liabilities                                             1,323
                                                                    -----------
NET ASSETS                                                          $ 1,136,439
                                                                     ----------
Net Assets Consist of:

Undistributed net investment income (loss)                          $     5,229
Undistributed net realized gain (loss)                                   12,971
Net unrealized gain (loss)                                              362,685
Paid-in-capital applicable to 48,247,810 shares of $1.00 par
value capital stock outstanding; 200,000,000 shares authorized          755,554
                                                                    -----------
NET ASSETS                                                          $ 1,136,439
                                                                     ----------
NET ASSET VALUE PER SHARE                                               $ 23.55
                                                                     ----------

 #   Seven-day yield
 *   Non-income producing
 ++ Security contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules -- total of such securities at period-end amounts to $4,373 and represents 0% of net assets
ADR  American Depository Receipts
REIT Real Estate Investment Trust
AUD  Australian dollar
CAD  Canadian dollar
GBP  British pound

The accompanying notes are an integral part of these financial statements.

15

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T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------
Unaudited


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                       6 Months
                                                                          Ended
                                                                        6/30/02
Investment Income (Loss)

Income

  Dividend                                                             $  8,532
  Interest                                                                  641
                                                                       --------
  Total income                                                            9,173
                                                                       --------
Expenses

  Investment management                                                   3,170
  Shareholder servicing                                                     600
  Custody and accounting                                                     68
  Prospectus and shareholder reports                                         50
  Proxy and annual meeting                                                   23
  Registration                                                               22
  Legal and audit                                                            12
  Directors                                                                   5
                                                                       --------
  Total expenses                                                          3,950
  Expenses paid indirectly                                                   (6)
                                                                       --------
  Net expenses                                                            3,944
                                                                       --------
Net investment income (loss)                                              5,229
                                                                       --------
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                   17,932
                                                                       --------
Change in net unrealized gain (loss)
  Securities                                                             39,471
  Other assets and liabilities
  denominated in foreign currencies                                           1
                                                                       --------
  Change in net unrealized gain (loss)                                   39,472
                                                                       --------
Net realized and unrealized gain (loss)                                  57,404
                                                                       --------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                 $ 62,633
                                                                       --------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                        6 Months           Year
                                                           Ended          Ended
                                                         6/30/02       12/31/01
Increase (Decrease) in Net Assets
Operations

  Net investment income (loss)                       $     5,229    $    12,472
  Net realized gain (loss)                                17,932         14,434
  Change in net unrealized gain (loss)                    39,472        (80,517)
                                                     ------------   ------------
  Increase (decrease) in net assets from operations       62,633        (53,611)
                                                     ------------   ------------
Distributions to shareholders

  Net investment income                                        -        (12,552)
  Net realized gain                                            -        (31,598)
                                                     ------------   ------------
  Decrease in net assets from distributions                    -        (44,150)
                                                     ------------   ------------
Capital share transactions *
  Shares sold                                             87,939        151,146
  Distributions reinvested                                     -         39,074
  Shares redeemed                                        (84,370)      (216,822)
                                                     ------------   ------------
  Increase (decrease) in net assets from capital
  share transactions                                       3,569        (26,602)
                                                     ------------   ------------
Net Assets

Increase (decrease) during period                         66,202       (124,363)
Beginning of period                                    1,070,237      1,194,600
                                                     ------------   ------------
End of period                                        $ 1,136,439    $ 1,070,237
                                                     ------------   ------------
* Share information
   Shares sold                                             3,750          6,338
   Distributions reinvested                                    -          1,854
   Shares redeemed                                        (3,626)        (9,229)
                                                     ------------   ------------
   Increase (decrease) in shares outstanding                 124         (1,037)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2002

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New Era Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on January 20, 1969. The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $4,000 and $2,000, respectively, for the period ended June 30, 2002.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $83,826,000 and $76,480,000, respectively, for the six months ended June 30, 2002.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

For tax purposes, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year; consequently, $4,961,000 of realized losses recognized for financial reporting purposes in 2001 were recognized for tax purposes on January 1, 2002.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $772,431,000. Net unrealized gain aggregated $362,685,000 at period-end, of which $392,044,000 related to appreciated investments and $29,359,000 related to depreciated investments.


NOTE 4-RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At June 30, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $535,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


$412,000 for the six months ended June 30, 2002, of which $54,000 was payable at period-end.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the six months ended June 30, 2002, the fund was allocated $62,000 of Spectrum expenses, of which $14,000 related to services provided by Price and $7,000 was payable at period-end. At June 30, 2002, approximately 4.9% of the outstanding shares of the fund were held by Spectrum. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled $429,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)            Principal Occupation(s) During Past 5 Years and
Year Elected *             Other Directorships of Public Companies
--------------------------------------------------------------------------------
Calvin W. Burnett, Ph.D.   President, Coppin State College; Director, Provident
(3/16/32)                  Bank of Maryland
2001
--------------------------------------------------------------------------------
Anthony W. Deering         Director, Chairman of the Board, President, and Chief
(1/28/45)                  Executive Officer, The Rouse Company, real estate
2001                       developers
--------------------------------------------------------------------------------
Donald W. Dick, Jr.        Principal, EuroCapital Advisors, LLC, an acquisition
(1/27/43)                  and management advisory firm
1994
--------------------------------------------------------------------------------
David K. Fagin             Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                   Golden Star Resources Ltd., and Canyon Resources
1988                       Corp. (5/00 to present); Chairman and President, Nye
                           Corp.
--------------------------------------------------------------------------------
F. Pierce Linaweaver       President, F. Pierce Linaweaver & Associates, Inc.,
(8/22/34)                  consulting environmental and civil engineers
2001
--------------------------------------------------------------------------------
Hanne M. Merriman          Retail Business Consultant; Director, Ann Taylor
(11/16/41)                 Stores Corp., Ameren Corp., Finlay Enterprises, Inc.,
1994                       The Rouse Company, and US Airways Group, Inc.
--------------------------------------------------------------------------------
John G. Schreiber          Owner/President, Centaur Capital Partners, Inc., a
(10/21/46)                 real estate investment company; Senior Advisor and
2001                       Partner, Blackstone Real Estate Advisors, L.P.;
                           Director, AMLI Residential Properties Trust, Host
                           Marriott Corp., and The Rouse Company
--------------------------------------------------------------------------------
Hubert D. Vos              Owner/President, Stonington Capital Corp., a private
(8/2/33)                   investment company
1979
--------------------------------------------------------------------------------
*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

Independent Directors (continued)

 Name
 (Date of Birth)           Principal Occupation(s) During Past 5 Years and
 Year Elected *            Other Directorships of Public Companies
--------------------------------------------------------------------------------
Paul M. Wythes             Founding Partner, Sutter Hill Ventures, a venture
(6/23/33)                  capital limited partnership, providing equity
1994                       capital to young high-technology companies
                           throughout the United States; Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

Inside Directors

Name
(Date of Birth)
Year Elected **
[Number of T. Rowe Price   Principal Occupation(s) During Past 5 Years and Other
Portfolios Overseen]       Directorships  of Public Companies
--------------------------------------------------------------------------------
James A.C. Kennedy         Director and Vice President, T. Rowe Price and T.
(8/15/53)                  Rowe Price Group, Inc.
1997
[32]
--------------------------------------------------------------------------------
James S. Riepe             Director and Vice President, T. Rowe Price; Vice
(6/25/43)                  Chairman of the Board, Director, and Vice
1994                       President, T. Rowe Price Group, Inc.; Chairman of
[98]                       the Board and Director, T. Rowe Price Global Asset
                           Management Limited, T. Rowe Price Investment
                           Services, Inc., T. Rowe Price Retirement Plan
                           Services, Inc., and T. Rowe Price Services, Inc.;
                           Chairman of the Board, Director, President, and
                           Trust Officer, T. Rowe Price Trust Company;
                           Director, T. Rowe Price International, Inc., and
                           T. Rowe Price Global Investment Services Limited;
                           Vice President, New Era Fund
--------------------------------------------------------------------------------
M. David Testa             Vice Chairman of the Board, Chief Investment
(4/22/44)                  Officer, Director, and Vice President, T. Rowe
1997                       Price Group, Inc.; Chief Investment Officer,
[98]                       Director, and Vice President, T. Rowe Price;
                           Chairman and Director, T. Rowe Price Global Asset
                           Management Limited; Vice President and Director,
                           T. Rowe Price Trust Company; Director, T. Rowe
                           Price Global Investment Services Limited and T.
                           Rowe Price International, Inc.
--------------------------------------------------------------------------------

**Each inside director serves until the election of a successor.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


Officers

Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
------------------------------         -----------------------------------------------------
Marcy L. Arnold (8/5/59)               Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Era Fund           Group, Inc.
------------------------------         -----------------------------------------------------
Joseph A. Carrier (12/30/60)           Vice President, T. Rowe Price, T. Rowe Price
Treasurer, New Era Fund                Group, Inc., and T. Rowe Price Investment
                                       Services, Inc.
------------------------------         -----------------------------------------------------
Henry H. Hopkins (12/23/42)            Director and Vice President, T. Rowe Price
Vice President, New Era Fund           Group, Inc.; Vice President, T. Rowe Price,
                                       T. Rowe Price International, Inc., and T. Rowe
                                       Price Retirement Plan Services, Inc.; Vice
                                       President and Director, T. Rowe Price
                                       Investment Services, Inc., T. Rowe Price
                                       Services, Inc., and T. Rowe Price Trust Company
------------------------------         -----------------------------------------------------
Lewis Johnson (9/20/69)                Vice President, T. Rowe Price
Vice President, New Era Fund
------------------------------         -----------------------------------------------------
J. Jeffrey Lang (1/10/62)              Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Era Fund           Trust Company
------------------------------         -----------------------------------------------------
David M. Lee (11/13/62)                Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Era Fund           Group, Inc.
------------------------------         -----------------------------------------------------
John D. Linehan (1/21/65)              Vice President, T. Rowe Price, T. Rowe Price
Vice President, New Era Fund           Group, Inc., and T. Rowe Price International, Inc.
------------------------------         -----------------------------------------------------
Patricia B. Lippert (1/12/53)          Assistant Vice President, T. Rowe Price and
Secretary, New Era Fund                T. Rowe Price Investment Services, Inc.
------------------------------         -----------------------------------------------------
David S. Middleton (1/18/56)           Vice President, T. Rowe Price, T. Rowe Price
Controller, New Era Fund               Group, Inc., and T. Rowe Price Trust Company
------------------------------         -----------------------------------------------------
Charles M. Ober (4/20/50)              Vice President, T. Rowe Price and T. Rowe Price
President, New Era Fund                Group, Inc.
------------------------------         -----------------------------------------------------
Timothy E. Parker (11/9/74)            Employee, T. Rowe Price; formerly investment
Vice President, New Era Fund           banking analyst, Robert W. Baird & Co., Inc. (to
                                       1999); student, Darden Graduate School,
                                       University of Virginia (to 2001)
------------------------------         -----------------------------------------------------
J. David Wagner (2/25/74)              Vice President, T. Rowe Price
Vice President, New Era Fund
------------------------------         -----------------------------------------------------
David J. Wallack (7/2/60)              Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Era Fund           Group, Inc.
------------------------------         -----------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe
Price International for at least five years.

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(R) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.


* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc.,
Member NASD/SIPC.

T. ROWE PRICE PLANNING TOOLS AND SERVICES
--------------------------------------------------------------------------------


T. ROWE PRICE RETIREMENT SERVICES


T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

PLANNING TOOLS AND SERVICES

T. Rowe Price(r) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

INVESTMENT VEHICLES
--------------------------------------------------------------------------------

Individual Retirement Accounts (IRAs)
No-Load Variable Annuities
Small Business Retirement Plans

*Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

T. ROWE PRICE WEB SERVICES
--------------------------------------------------------------------------------

www.troweprice.com

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.

FINANCIAL TOOLS AND CALCULATORS
--------------------------------------------------------------------------------

College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

Morningstar(R) Portfolio TrackerSM. See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

INVESTMENT TRACKING AND INFORMATION
--------------------------------------------------------------------------------
My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

Morningstar(R) Portfolio WatchlistSM. Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

Morningstar(R) Portfolio X-RaySM. This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.

T. ROWE PRICE COLLEGE PLANNING
--------------------------------------------------------------------------------

COLLEGE PLANNING

With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.

T. ROWE PRICE ADVISORY SERVICES


ADVISORY SERVICES

If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

The T. Rowe Price(R) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

Rollover Investment Service* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

T. Rowe Price Investment Checkup(R) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Morningstar(R) Clear Future\SM\ Guidance. This unique retirement planning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.


*Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
--------------------------------------------------------------------------------

Domestic
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*+
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS
-------------------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
-------------------------------
Domestic Taxable
Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
  Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS
-------------------------------
Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
-------------------------------

Stock
Emerging Europe &
Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery+
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

+    Closed to new investors.

++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


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                                T. Rowe Price Investment Services, Inc.
                                100 East Pratt Street
                                Baltimore, MD 21202

                                                                 F41-051 6/30/02